Exhibit 99.1

TALEO

CODE OF BUSINESS CONDUCT AND ETHICS

OVERVIEW

Taleo Corporation and its subsidiaries (together and individually, “Taleo”) adopted a Code of Business Conduct and Ethics in March, 2004 (amended December 5, 2007 and August 12, 2009) (the “Code”) to help the company more clearly define our standards of business conduct and to encourage good governance practices. We expect all Taleo officers, employees and, where applicable, agents, contractors, and directors, to uphold these standards at all times.

Employees are asked to sign an acknowledgment indicating their understanding of, and compliance with, this Code.

Ethical business conduct is critical to our business, as is strict adherence to legal and regulatory requirements.  Suspected violations are to be reported to the Human Resources Department or the Group Vice President, Legal, depending upon the nature of the violation, and threats or retribution against anyone who reports a suspected violation in good faith is prohibited. Taleo expects its employees, agents and contractors to exercise good judgment and to maintain a cooperative, efficient, positive, harmonious and productive work environment.

The Code of Business Conduct and Ethics specifies your responsibilities.  In abbreviated form, these specific responsibilities include the following:

•	Compliance with all applicable foreign and domestic laws, regulations, rules and regulatory orders, including the U.S. Foreign Corrupt Practices Act and the U.S. Export Control Act.

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Avoidance of even the appearance of impropriety or any conflict of interest, which is defined as a circumstance in which the interests of one person or entity conflict with the interests of Taleo. Explicit rules cover outside employment, outside directorships, the conduct of Taleo business with a relative or significant other, and nepotism.

•	Avoidance of exploitation for personal gain of opportunities that are discovered through the use of corporate property, information or position.

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Protection of confidential information, including technology, product architectures, source codes, product plans and road maps, names and lists of customers, resellers, and employees, and financial information.

•	Designation of authorized spokespeople who may communicate to the public, press and financial analyst communities.

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•	Obligations under securities laws covering “insider” trading and the prohibition against short selling of Taleo stock.

•	The use of Taleo’s assets, including company funds and physical property.

•	Records maintenance, especially regarding records on Legal Hold.

•	Accounting practices, political contributions, lobbying, gifts and export controls.

•	Rules to ensure we act to preserve and enhance our reputation with our customers and our suppliers, including the prohibition of any activity that could create an appearance of impropriety.

•	The selection of suppliers to ensure we purchase supplies based on need, quality, service, and price.

•	The handling of the confidential information of others.

•	Encouragement of free and fair competition and prohibitions against industrial espionage.

The Code specifies that violations of law, the Code of Business Conduct and Ethics or other Taleo policies or procedures can lead to disciplinary action, including termination.

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TALEO

CODE OF BUSINESS CONDUCT AND ETHICS

ADOPTED MARCH 17, 2004

As amended August 12, 2009

I.             INTRODUCTION

This Code of Business Conduct and Ethics helps Taleo to uphold our standards of business conduct and to comply with legal requirements.  We expect all Taleo employees, agents, contractors and directors to read and understand this Code and uphold its standards in their day-to-day activities.

Because the principles described in this Code are general in nature, you should also review other Taleo policies and procedures for more specific instruction, and contact the Human Resources Department if you have any questions.

Nothing in this Code, in any Taleo policies or procedures, or in other related communications (verbal or written) creates or implies an employment contract or term of employment.

We are committed to continuously reviewing and updating our policies and procedures.  Therefore, this Code is subject to modification.  This Code supersedes all other such codes, policies, procedures, instructions, practices, rules or written or verbal representations to the extent they are inconsistent.

Each employee should sign the acknowledgment form at the end of this Code and return the form to the Human Resources Department indicating that you have received, read, understand and agree to comply with the Code.  The signed acknowledgment form will be located in each employee’s personnel file.

COMPLIANCE IS EVERYONE’S BUSINESS

Ethical business conduct is critical to our business.  It is your responsibility to respect and adhere to these practices.  Many of these practices reflect legal or regulatory requirements.  Violations of these laws and regulations can create significant liability for you, Taleo, its directors, officers, and other employees.  Violations of law, this Code or other Taleo policies or procedures can also lead to disciplinary action up to and including termination.  If you are unsure about the appropriateness of any event or action, please contact the Human Resources Department.

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If you know of any conduct that you believe in good faith to be a violation of law, this Code, or other Taleo policies you should report it to Taleo by one of the following means:

•	By contacting your manager, the Group Vice President, Legal, or the Human Resources Department directly; or

•	By sending an email to the Group Vice President, Legal.

If you have any complaint regarding any conduct relating to Taleo accounting, internal accounting controls, or auditing matters, you should report it to the Group Vice President, Legal directly.  If you wish to remain anonymous, you may send a letter addressed to the Group Vice President, Legal at 4140 Dublin Boulevard, Suite 400, Dublin, CA 94568 or leave an anonymous message on our ethics hotline at  +1 (866) 305-6819.

Reprisals, threats or retaliation against any person who has reported a violation or a suspected violation of law, this Code or other Taleo policies, or who has made a complaint regarding accounting, internal accounting controls, or auditing matters, or against any person who is assisting in resolving the matter, are prohibited.

II.            GENERAL STANDARDS OF CONDUCT

A.           Honest and Ethical Behavior

Taleo expects all directors, employees, agents and contractors to act honestly and ethically and to exercise good judgment to uphold our standards of business conduct.  We consider honest conduct to be conduct that is free from fraud or deception and is characterized by integrity.  We consider ethical conduct to be conduct conforming to accepted professional standards of conduct.  These standards apply while working on our premises, at offsite locations where our business is being conducted, at Taleo-sponsored business and social events, or at any other place where you are a representative of Taleo.

B.           Conflicts of Interest

Ethical conduct includes the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.  A conflict of interest exists where the interests of one person or entity conflict with the interests of Taleo, or when such interest could reasonably be viewed as interfering with the interests of Taleo. Conflicts of interest can arise when an employee or director takes action or has interests that make it difficult to make objective decisions on behalf of Taleo or to perform his or her duties objectively and effectively. Conflicts of interest can also arise when an employee or director, or a member of his or her immediate family, receives improper personal benefits as a result of his or her position at Taleo.

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You must disclose to Taleo’s Group Vice President, Legal any transaction or relationship that reasonably could be expected to give rise to a conflict of interest or the appearance of such a conflict.  Before entering into any material transaction or relationship involving any actual or potential conflict of interest, employees should obtain prior approval from the Chief Financial Officer, and directors and executive officers should obtain prior approval from the Corporate Governance and Nominating Committee of the Board of Directors (or Audit Committee of the Board of Directors in the case of transactions between Taleo and a director or executive officer).

C.           Applicable Laws

All Taleo directors, employees, agents and contractors must comply with all applicable laws, regulations, rules and regulatory orders.  If you are located outside of the United States, you must comply with laws, regulations, rules and regulatory orders of the United States, including the U.S. Foreign Corrupt Practices Act and the U.S. Export Control Act (both described below), in addition to applicable local laws.  Your knowledge of the requirements relating to your duties should be sufficient to enable you to recognize potential violations and to know when to seek advice from the Legal Department or the Human Resources Department on specific Taleo policies and procedures.

Violations of laws, regulations, rules and orders may subject you to individual criminal or civil liability, as well as to discipline by Taleo.  Such individual violations may also subject Taleo to civil or criminal liability or the loss of business.

D.           Financial Disclosure and SEC Reporting

Taleo’s policy is to provide full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications.  Taleo has established disclosure controls and procedures that are designed to ensure that information we are required to disclose in certain reports that we file or submit to the SEC is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms.  In addition, Taleo has established internal accounting controls for financial reporting and to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of our financial statements for external purposes in accordance with generally accepted accounting principles.

While these requirements are especially applicable to the members of the Finance Department, you are each responsible for complying with Taleo’s disclosure controls and procedures and internal controls for financial reporting.  If you have any questions concerning Taleo’s disclosure controls and procedures and internal accounting controls, you may contact the Legal Department.

If you have any complaint regarding any conduct relating to Taleo accounting, internal accounting controls, or auditing matters, you should also report it to the Group Vice President, Legal pursuant to the “Process for Handling Complaints Concerning Accounting, Disclosures, Internal Accounting Controls or Auditing Matters” of Taleo.  If you wish to remain anonymous, you may send a letter addressed to the Group Vice President, Legal at 4140 Dublin Boulevard, Suite 400, Dublin, CA 94568 or leave an anonymous message on our ethics hotline at +1 (866) 305-6819.

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E.           Labor Practices

Our most important resource is our employees. All employment must be in compliance with all applicable laws and regulations, including those concerning hours, compensation, opportunity, human rights and working conditions.

Taleo strictly prohibits discrimination or harassment against any employee because of the individual's race, color, religion, gender, sexual orientation, national origin, age, disability, veteran's status or any status protected by law.

Company policy also prohibits the use of any forced, compulsory or child labor by or for Taleo.

F.           Environmental

Taleo Corporation believes that being accountable means conducting our business in a manner that respects, protects and improves the environment. We conduct our business in an environmentally responsible and sustainable manner. We use energy wisely and efficiently. These beliefs, along with our commitment to comply with all applicable environmental laws and regulations, comprise our environmental ethics.

III.           YOUR RESPONSIBILITIES TO TALEO AND ITS STOCKHOLDERS

A.           Work Environment

Taleo expects all employees, agents and contractors to exercise good judgment to ensure the safety and welfare of others and to maintain a cooperative, efficient, positive, harmonious and productive work environment and business organization.

B.           Conflicts of Interest

Each of us has a responsibility to Taleo, our stockholders and each other.  Although this duty does not prevent us from engaging in personal transactions and investments, it does demand that we avoid situations where a conflict of interest might occur or appear to occur.  Taleo is subject to scrutiny from many different individuals and organizations.  We should always strive to avoid even the appearance of impropriety.

What constitutes a conflict of interest? A conflict of interest exists where the interests or benefits of one person or entity conflict with the interests or benefits of Taleo.  Examples include:

(i)           Employment/Outside Employment.  You must not engage in any activity that is in conflict with or prejudicial to Taleo.  You may not accept simultaneous employment with a Taleo supplier, customer, developer or competitor, and you may not take part in any activity that enhances or supports a competitor’s position.  Additionally, you must disclose to Taleo any interest that you have that may conflict with our business.  If you have any questions on this requirement, you should contact your supervisor or the Human Resources Department.

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(ii)            Outside Directorships.  It is a conflict of interest to serve as a director of any company that competes with Taleo.  Although you may serve as a director of an Taleo material customer, material supplier, or other business partner, you must first obtain approval from the Chief Executive Officer or Chief Financial Officer before accepting a directorship.  Such approval may be conditioned upon the completion of specified actions requested by Taleo.

(iii)           Business Interests.  If you are considering investing directly in a Taleo material customer, material supplier, or competitor, you must first take great care to ensure that such investment does not compromise your responsibilities to Taleo.  Many factors should be considered in determining whether a conflict exists, including:

•	the size and nature of the investment;

•	your ability to influence Taleo decisions;

•	your access to confidential information of Taleo or of the other company; and

•	the nature of the relationship between Taleo and the other company.

Prior to investing directly in a Taleo material customer, material supplier, or competitor, employees should obtain the approval of Taleo’s Chief Executive Officer or Chief Financial Officer.  Investments made through public equity stock markets are typically acceptable.

(iv)            Related Party Transactions.  As a general rule, you should avoid conducting Taleo business with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role.  Relatives include spouse, sister, brother, daughter, son, mother, father, grandparents, aunts, uncles, nieces, nephews, cousins, step relationships, and in-laws.  Significant others include persons living in a spousal (including same sex) or familial fashion with an employee.

If such a related party transaction is unavoidable, you must fully disclose the nature of the relation and the transaction to the Chief Executive Officer or Chief Financial Officer.  If the Chief Executive Officer or Chief Financial Officer determines that the related party transaction is material to Taleo, the Corporate Governance Committee of our Board of Directors must review and preapprove the proposed transaction.  The most significant related party transactions, particularly those involving our directors or executive officers, must be reviewed and approved in advance by the Audit Committee of the Board of Directors.  Taleo must report all such material related party transactions under applicable accounting rules, federal securities laws and SEC rules and regulations.  Any dealings with a related party must be conducted in such a way that no preferential treatment is given to the related party.

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(v)             Nepotism.  Taleo discourages the employment of relatives and significant others in positions or assignments within the same department, and, where permitted by applicable law, we prohibit the employment of relatives and significant others where there is a potential conflict of interest (e.g., a supervisor/subordinate relationship).  The purpose of this policy is to prevent the organizational impairment and conflicts that are a likely outcome of the employment of relatives or significant others, especially in a supervisor/subordinate relationship.

The Human Resources Department is responsible for determining whether an applicant’s or transferee’s acknowledged relationship is covered by this policy.  The Human Resources Department shall advise all affected applicants of this policy.

(vi)            Other Situations.  Because other conflicts of interest may arise, it would be impractical to attempt to list all possible situations.  If a proposed transaction or situation raises any questions or doubts in your mind you should consult the Legal Department or the Human Resources Department.

C.           Corporate Opportunities

Taleo requires that employees, agents and contractors not take for themselves personally opportunities that are discovered through the use of Taleo property, information or position without the consent of Taleo.  If an employee has any questions as to whether Taleo is interested in pursuing any given business opportunity, the employee should consult with the Legal Department.  Officers and directors have an obligation not to take for themselves any business opportunity or benefit that Taleo may have an interest in pursuing.  No employee, officer, director, agent or contractor may use Taleo property, information, or position for improper personal gain.  Employees, officers, directors, agents and contractors owe a duty to Taleo to advance its legitimate interests when the opportunity to do so arises.

D.            Protecting Taleo Confidential Information

Taleo’s confidential information is a valuable asset.  Our confidential and proprietary information includes, but is not limited to, technology; product architectures; source codes; product plans and road maps; methods and strategies; names and lists of customers, resellers, and employees; and financial information.  Confidential information also includes all non-public information that might be of use to competitors, or harmful to Taleo or its customers, if disclosed.

This information is Taleo property and may be protected by patent, trademark, copyright and trade secret laws.

All confidential information must be used for Taleo business purposes only.  Every employee, agent and contractor must safeguard it.  Your responsibilities include:

•	Not disclosing our confidential information over the Internet, including information regarding our products or business;

•	Safeguarding, securing and properly disposing of confidential information in accordance with this Code; and

•	Protecting the confidential information of third parties which Taleo has received under non-disclosure agreements as set forth in this Code.

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(i)              Employment and Confidential Information.  When you joined Taleo, you signed an agreement to protect and hold confidential our proprietary information.  This agreement remains in effect both during and after your employment with Taleo.  Under this agreement, you may not disclose confidential information to anyone or use it to benefit anyone other than Taleo without the prior written consent of an authorized Taleo officer.

(ii)             Disclosure of Taleo Confidential Information.  You must not disclose our confidential information without carefully considering the potential benefits and risks.  Preapproval from the Legal Department is required for each of the following:

•	Disclosure of our confidential information to potential business partners.

o	Taleo has standard nondisclosure agreements suitable for most disclosures. The Legal Department will ensure that an appropriate written nondisclosure agreement is signed prior to the disclosure.

o	You must not sign a third party’s nondisclosure agreement or accept changes to our standard nondisclosure agreements without review and approval by the Legal Department.

•	Publication, disclosure or use of Taleo materials that contain our confidential information.

•	Requests from the government for information, documents or investigative interviews.

o
We must cooperate with appropriate government inquiries and investigations.  It is important, however, to protect our legal rights with respect to our confidential information.  All government requests for information, documents or investigative interviews must be referred to Taleo’s Legal Department.

(iii)           Taleo Spokespeople.  We have established specific policies regarding who may communicate information to the public, the press and the financial analyst communities:

•	Our Chief Executive Officer, Chief Financial Officer and investor relations personnel are official Taleo spokespeople for financial matters.

•	Our corporate communications personnel are official Taleo spokespeople for public comment, press, marketing, technical and other such information.

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All communications made to public audiences, including formal communications and presentations made to investors or the press, require prior approval of Taleo’s heads of investor relations or marketing, who will ensure that all necessary review is undertaken.

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These designees are the only people who may communicate externally on behalf of Taleo.  You should refer all inquiries or calls from the business press to Taleo’s head of marketing, and all inquiries or calls from the financial press, stockholders or financial analysts to Taleo’s head of investor relations, who will see that the inquiry is directed to the appropriate authority within Taleo.

You may not publish or make public statements outside the scope of your employment with Taleo that might be perceived or construed as attributable to Taleo without preapproval from the Group Vice President, Legal.

E.            Obligations Under Securities Laws - “Insider” Trading

In the course of your relationship with Taleo, you may come into possession of significant, sensitive information about Taleo.  You may not profit from material non-public information about Taleo by buying or selling securities yourself, or passing on such information to others to enable them to profit or to profit on your behalf.  For more details regarding restrictions on insider trading, as well as restrictions on short selling of Taleo stock, and to determine if you are restricted from trading during trading blackout periods, you should review our Insider Trading Compliance Policy.

F.            Use of Taleo Assets

(i)             General.  Protecting our assets is your responsibility.  You should ensure that assets are not misappropriated, loaned to others, or sold or donated, without appropriate authorization.  You are also responsible for the proper use of Taleo assets, and must safeguard such assets against loss, damage, misuse or theft.

Taleo equipment and assets are to be used for Taleo business purposes only.  Employees, agents and contractors may not use Taleo assets for personal use, nor may they allow any other person to use Taleo assets.  Employees who have any questions regarding this policy should bring them to the attention of the Human Resources Department.

(ii)            Physical Access Control.  Taleo has and will continue to develop procedures covering physical access control to ensure privacy of communications, maintenance of the security of Taleo communication equipment, and safeguarding Taleo assets from theft, misuse and destruction.  You are personally responsible for complying with the level of access control that has been implemented in the facility where you work on a permanent or temporary basis.  You must not defeat or cause to be defeated the purpose for which the access control was implemented.

(iii)           Taleo Funds.  Every Taleo employee is personally responsible for all Taleo funds over which he or she exercises control.  You should not allow Taleo agents or contractors to exercise control over Taleo funds.  You must use Taleo funds only for Taleo business purposes and not for any personal purpose.  You must take reasonable steps to ensure that Taleo receives good value for Taleo funds spent, and you must maintain accurate and timely records of each expenditure.  Expense reports must be accurate and submitted in a timely manner.

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(iv)            Computers and Other Equipment.  Taleo strives to furnish employees with the equipment necessary to efficiently and effectively do their jobs.  You must care for that equipment and use it responsibly and only for Taleo business purposes.  If you use Taleo equipment at your home or off site, take precautions to protect it from theft or damage, just as if it were your own.  You must immediately return all Taleo equipment when your employment relationship with Taleo ends.  While computers and other electronic devices are made accessible to employees to assist them to perform their jobs and to promote our interests, all such computers and electronic devices, whether used entirely or partially on our premises or with the aid of our equipment or resources, must remain fully accessible to Taleo and will remain the sole and exclusive property of Taleo.

To the extent permitted by applicable law, Taleo retains the right to gain access to any electronic communications made using Taleo equipment, including emails, at any time, with or without your knowledge, consent or approval.

(v)             Software.  All software used by employees to conduct Taleo business must be appropriately licensed.  Never make or use illegal or unauthorized copies of any software, whether in the office, at home, or on the road, since doing so may constitute copyright infringement and may expose you and Taleo to potential civil and criminal liability.  Our Information Technology Department may inspect Taleo computers periodically to verify that only approved and licensed software has been installed.  Any non-licensed/supported software will be removed.

(vi)            Electronic Usage.  You must use electronic communication devices in a legal, ethical, and appropriate manner.  Electronic communications devices include computers, email, connections to the Internet, intranet and extranet and any other public or private networks, voice mail, video conferencing, facsimiles, telephones or future types of electronic communication.  You may not post or discuss information concerning our products or business on the Internet without the prior written consent of our Group Vice President, Legal.  It is not possible to identify every standard and rule applicable to the use of electronic communications devices.  You are therefore encouraged to use sound judgment whenever using any feature of our communications systems.  The complete set of policies with respect to electronic usage of our assets is located on Taleo’s intranet.  You should review, understand and follow such policies and procedures.

G.             Maintaining and Managing Records

Taleo is required by local, state, federal, foreign and other applicable laws, rules and regulations to retain certain records and to follow specific guidelines in managing its records.  Civil and criminal penalties for your failure to comply with such guidelines can be severe.  Records include paper documents, electronic files, CDs, computer hard disks, emails, and all other recorded information regardless of medium or characteristics.

H.             Records on Legal Hold

A legal hold suspends all document destruction procedures in order to preserve appropriate records under special circumstances, such as litigation or government investigations.  Our Legal Department determines and identifies what types of Taleo records or documents are required to be placed under a legal hold and will notify you if a legal hold is placed on records for which you are responsible.  A legal hold remains effective until it is officially released in writing by our Legal Department.  If you are unsure whether a document has been placed under a legal hold, you should preserve and protect that document while you check with our Legal Department.

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If a legal hold is placed on records for which you are responsible, you must preserve and protect the necessary records in accordance with instructions from our Legal Department.  You must not destroy, alter or modify records or supporting documents that have been placed under a legal hold under any circumstances.

I.             Payment Practices

(i)              Accounting Practices.  Our responsibilities to Taleo stockholders require that you assist us, when applicable, to fully and accurately record all transactions in our books and records in compliance with all applicable laws.  False or misleading entries, unrecorded funds or assets, or payments without appropriate supporting documentation and approval are strictly prohibited and violate Taleo policies and the law.  Additionally, all documentation supporting a transaction should fully and accurately describe the nature of the transaction and be processed in a timely fashion.

(ii)             Political Contributions.  Taleo reserves the right to communicate its position on important issues to elected representatives and other government officials.  It is our policy to comply fully with all local, state, federal, foreign and other applicable laws, rules and regulations regarding political contributions.  Taleo’s funds or assets must not be used for, or be contributed to, political campaigns or political practices under any circumstances without the prior written approval of our Chief Executive Officer or Chief Financial Officer and, if required, the Board of Directors.

(iii)            Prohibition of Inducements.  You may never, directly or indirectly, offer to pay, make payment, promise to pay, or issue authorization to pay any money, gift, or anything of value to anyone that is perceived as intended, directly or indirectly, to improperly influence any business decision or any act or failure to act.  Inexpensive gifts, infrequent business meals, celebratory events and entertainment, provided that they are not excessive and do not create an appearance of impropriety, do not violate this policy.  Questions regarding whether a particular payment or gift violates this policy should be directed to Human Resources Department or the Legal Department.

J.             Foreign Corrupt Practices Act

You must fully comply with the U.S. Foreign Corrupt Practices Act, or FCPA.  The FCPA makes it illegal to offer, pay, promise to pay, or authorize to pay any money, gift, or anything of value to any foreign official, or any foreign political party, candidate or official, for the purpose of: influencing any act or failure to act, in the official capacity of that foreign official or party; or inducing the foreign official or party to use influence to affect a decision of a foreign government or agency, in order to obtain or retain business for anyone, or direct business to anyone.

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Whether you are located in the United States or abroad, you are responsible for FCPA compliance and the procedures to ensure FCPA compliance.  All managers and supervisory personnel should monitor continued compliance with the FCPA so as to uphold the highest moral, ethical and professional standards.  FCPA compliance also includes our policy on maintaining and managing records as set forth in this Code.

Laws in most countries outside of the United States also prohibit or restrict government officials or employees of government agencies from receiving payments, entertainment, or gifts for the purpose of winning or keeping business.  No contract or agreement may be made with any business in which a government official or employee holds a significant interest, without the prior approval of our Chief Executive Officer or Chief Financial Officer.

K.            Export Controls

A number of countries maintain controls on the destinations to which products or software may be exported.  Some of the strictest export controls are maintained by the United States against countries that the U.S. government considers unfriendly or as supporting international terrorism.  The U.S. regulations are complex and apply both to exports from the United States and to exports of products from other countries, when those products contain U.S.-origin components or technology.  In some circumstances, an oral presentation containing technical data made to foreign nationals in the United States may constitute a controlled export.  You should contact the Legal Department for guidance on which countries are prohibited destinations for Taleo products or whether a proposed technical presentation to foreign nationals may require a U.S. Government license.

IV.           RESPONSIBILITIES TO OUR CUSTOMERS AND SUPPLIERS

A.            Customer Relationships

If your job puts you in contact with any Taleo customer or potential customer, you must remember that you represent Taleo to the people with whom you are dealing.  Act in a manner that creates value for our customers and helps to build a relationship based upon trust.  Taleo and its employees have provided products and services for many years and have built up significant goodwill over that time.  This goodwill is one of our most important assets, and you must act to preserve and enhance our reputation.

B.             Payments or Gifts from Others

Under no circumstances may you or your immediate family members accept any gift, offer, payment, promise to pay, or authorization to pay any money, or anything of value from customers, vendors, consultants, or partners that is intended or perceived as intended, directly or indirectly, to influence any business decision or any act or failure to act..  Inexpensive gifts, infrequent business meals, celebratory events and entertainment, provided that they are not excessive nor create an appearance of impropriety, do not violate this policy.  Questions regarding whether a particular payment or gift violates this policy are to be directed to Human Resources Department or the Legal Department.

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Gifts given by Taleo to suppliers or customers or received from suppliers or customers should always be appropriate to the circumstances and should never be of a kind that could create an appearance of impropriety. All gifts must be disclosed to the Legal Department.

C.             Publications of Others

Taleo subscribes to many publications that help you do your job better.  These include newsletters, reference works, online reference services, magazines, books, and other digital and printed works.  Copyright law generally protects these works, and their unauthorized copying and distribution constitute copyright infringement.  You must first obtain the consent of the publisher of a publication before copying publications or significant parts of them.  When in doubt about whether you may copy a publication, consult the Legal Department.

D.             Handling the Confidential Information of Others

Taleo has many kinds of business relationships with many companies and individuals.  Sometimes, they will volunteer confidential information about their products or business plans to induce Taleo to enter into a business relationship.  At other times, we may request that a third party provide confidential information to permit Taleo to perform services for or evaluate a potential business relationship with that party.  You must handle the confidential information of others in accordance with our agreements with such parties.

(i)              Appropriate Nondisclosure Agreements.  Confidential information may take many forms.  You should never accept information offered by a third party that is represented as confidential unless an appropriate nondisclosure agreement has been signed with the party offering the information.  The Legal Department can provide nondisclosure agreements to fit any particular situation, and will coordinate appropriate execution of such agreements on behalf of the company.  Even after a nondisclosure agreement is in place, you should accept only the information necessary to accomplish the purpose of receiving it, such as a decision on whether to proceed to negotiate a deal.  If more detailed or extensive confidential information is offered and it is not necessary for your immediate purposes, you should refuse it.

(ii)             Need-to-Know.  Once a third party has disclosed its confidential information to Taleo, we have an obligation to abide by the terms of the relevant nondisclosure agreement and limit its use to the specific purpose for which it was disclosed and to disseminate it only to other Taleo employees with a need to know the information.  If you are involved in a potential business relationship with a third party, you must understand and strictly observe the restrictions on the use and handling of confidential information.  When in doubt, consult the Legal Department.

(iii)           Notes and Reports.  When reviewing the confidential information of a third party under a nondisclosure agreement, it is natural to take notes or prepare reports summarizing the results of the review and, based partly on those notes or reports, to draw conclusions about the suitability of a business relationship.  Notes or reports, however, can include confidential information disclosed by the other party, and so you should retain them only long enough to complete the evaluation of the potential business relationship.  Subsequently, you should either destroy the notes or reports or turn them over to the Legal Department for safekeeping or destruction.  You should treat such notes and reports as confidential information, mark them as confidential and distribute them only to those Taleo employees with a need to know.

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(iv)             Competitive Information.  You should never attempt to obtain a competitor’s confidential information by improper means, and you should never contact a competitor regarding their confidential information.  While Taleo may, and does, employ former employees of competitors, we recognize the obligations of those employees not to disclose to Taleo the confidential information of their former employers and we instruct employees to abide by all such legally binding confidentiality obligations.

E.             Suppliers

Our suppliers make significant contributions to our success.  To create an environment where our suppliers have an incentive to work with Taleo, they must be confident that they will be treated lawfully and in an ethical manner.  Our policy is to purchase supplies based on need, quality, service, price and terms and conditions.  Our policy is to select significant suppliers through a competitive bid process where possible.

You should never attempt to improperly coerce suppliers.  You should only receive a supplier’s confidential information after an appropriate nondisclosure agreement has been signed and should protect such information appropriately.

F.             Government Relations and Contracts

It is our policy to comply fully with all applicable laws and regulations governing contact and dealings with government employees and public officials, and to adhere to high ethical, moral and legal standards of business conduct.  This policy includes strict compliance with all local, state, federal, foreign and other applicable laws, rules and regulations.  If you have any questions concerning government relations you should contact our Legal Department.

If your work requires lobbying, you must have prior written approval from our Group Vice President, Legal to:

•	Make a lobbying communication to any member or employee of a legislative body or to any government official or employee who formulates legislation.

•	Prepare, research, or perform other background activities that are done in support of lobbying communication, even if the communication ultimately is not made.

•	Meet with legislators or members of their staffs or with senior executive branch officials.

It is our policy to comply fully with all applicable laws and regulations that apply to government contracting.  We also strictly adhere to all terms and conditions of any contract with local, state, federal, foreign or other applicable governments.  Our Legal Department must review and approve all contracts with any government entity.

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G.             Free and Fair Competition

Most countries have well-developed laws designed to encourage and protect free and fair competition.  Although the spirit of these laws, known as “antitrust,” “competition,” “consumer protection” or “unfair competition” laws, is straightforward, their application to particular situations can be quite complex.  Taleo is committed to obeying both the letter and spirit of these laws.  The consequences of not doing so can be severe for all of us.  To ensure that Taleo complies fully with these laws, each of us should have a basic knowledge of them and should involve our Legal Department early on when questionable situations arise.

Competition laws regulate our relationships with our distributors, resellers, dealers, and customers.  Such laws generally address the following areas: pricing practices (including price discrimination), discounting, terms of sale, credit terms, promotional allowances, secret rebates, exclusive dealerships or distributorships, product bundling, restrictions on carrying competing products, termination, and many other practices.

Competition laws also govern, usually quite strictly, relationships between Taleo and its competitors.  As a general rule, contacts with competitors should be limited and should always avoid subjects such as prices or other terms and conditions of sale, customers, and suppliers.  You may not knowingly make false or misleading statements regarding our competitors or the products of our competitors, customers or suppliers.

Collusion among competitors is illegal, and the consequences of a violation are severe.  You must not, at any time or under any circumstances, enter into an agreement or understanding, written or oral, express or implied, with any competitor concerning prices, discounts, other terms or conditions of sale, profits or profit margins, costs, allocation of product or geographic markets, allocation of customers, limitations on production, boycotts of customers or suppliers, or bids or the intent to bid or even discuss or exchange information on these subjects.

H.            Industrial Espionage

It is our policy to lawfully compete in the marketplace.  This commitment to fairness includes respecting the rights of our competitors and abiding by all applicable laws in the course of competing.  The purpose of this policy is to maintain our reputation as a lawful competitor and to help ensure the integrity of the competitive marketplace.  Taleo expects its competitors to respect our rights to compete lawfully in the marketplace, and we must respect their rights equally.  You may not steal or unlawfully use the information, material, products, intellectual property, or proprietary or confidential information of anyone including suppliers, customers, business partners or competitors.

V.           WAIVERS AND AMENDMENTS

Any waiver of any provision of this Code for a member of our Board of Directors or an executive officer must be approved in writing by our Board of Directors.  Any waiver of any provision of this Code with respect to any other employee, agent or contractor must be approved in writing by our Chief Executive Officer or Chief Financial Officer.

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We are committed to continuously reviewing and updating our policies and procedures.  Therefore, this Code is subject to modification.  Any amendment of this Code must be approved by our Board of Directors and promptly disclosed in accordance with applicable law.

VI.           DISCIPLINARY ACTIONS

The matters covered in this Code are of the utmost importance to Taleo, its stockholders and its business partners, and are essential to our ability to conduct our business in accordance with our stated values.  We expect all of our employees, agents, contractors and, where applicable, directors to adhere to these rules in carrying out their duties for Taleo.

Taleo will take appropriate action against persons whose actions are found to violate these policies or any other policies of Taleo.  Disciplinary actions may include immediate termination of employment or business relationship at our sole discretion.  Where Taleo has suffered a loss, it may pursue its remedies against the individuals or entities responsible.  Where laws have been violated, Taleo will cooperate fully with the appropriate authorities.

VII.          PROVISIONS APPLICABLE TO NON-U.S. TALEO EMPLOYEES

Compliance with this Code is not intended to contravene applicable local law.  In the event applicable local law establishes requirements or processes that differ from or conflict with this Code, applicable local law should be followed.  For instance, in certain jurisdictions, anonymous reporting of certain types of claims may not be allowed by local law.  To the extent that anonymous reporting is allowed by local law and the procedures regarding such reporting are followed, employees filing reports of potential or alleged violations may report violations anonymously, including by following the procedures outlined in Taleo’s Process for Handling Complaints Concerning Accounting, Disclosures, Internal Accounting Controls or Auditing Matters.  In cases where applicable local law prohibits anonymous reporting, employees should reveal their identity. In cases where the reporting employee’s identity is revealed, it will be kept confidential, and the reporting employee will have a right to access and modify his/her report.  To the extent that a report relates to an individual employee(s) and applicable local law requires, such individual(s) will be informed of the report and will have the opportunity to review and respond to the report, provided, however, that the information provided will exclude the identity of the person who filed the report.

  If you are in doubt about the requirements of local law, please contact Taleo Legal for assistance, and your inquiry will remain confidential.  Except as specifically stated in this Article VII, all other provisions and principles of the Code apply to non-U.S. Taleo employees.

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